UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

April 12, 2016

SkyPeople Fruit Juice, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 12, 2016, the Audit Committee of the Board of Directors of SkyPeople Fruit Juice, Inc. (the "Company") dismissed Armanino LLP (“Armanino”) as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2015, effectively immediately.

Armanino's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014, and in the subsequent interim period through April 11, 2016, there were (i) no disagreements between the Company and Armanino on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Armanino with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Armanino furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Armanino’s letter dated April 13, 2016, is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 12, 2016, the Audit Committee approved the engagement of Wei, Wei & Co., LLP (“Wei & Wei”) as the Company's independent registered public accounting firm, effectively immediately. The Audit Committee also approved Wei & Wei to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and December 31, 2016.

In deciding to engage Wei & Wei, the Audit Committee reviewed auditor independence and existing commercial relationships with Wei & Wei, and concluded that Wei & Wei has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2014, and December 31, 2013, respectively, and in the subsequent interim period through April 11, 2016, neither the Company nor anyone acting on its behalf has consulted with Wei & Wei on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Armanino LLP to the SEC dated April 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPeople Fruit Juice, Inc.

Date: April 15, 2016	By:	/s/ Yongke Xue
	Name:	Yongke Xue
	Title:	Chief Executive Officer

3